UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2013

GENTHERM INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21680 Haggerty Road, Ste. 101, Northville, MI		48167
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Section 8. Other Events

Item 8.01 Other Events

On March 30, 2011, Gentherm Incorporated (“Gentherm”), together with its subsidiary Gentherm Europe GmbH (“Gentherm Europe”) entered into a Credit Agreement (the “U.S. Credit Agreement”) with the Lenders party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger and sole book manager (collectively the “Lenders”).

On August 12, 2013, Gentherm, Gentherm Europe and the Lenders entered into a Sixth Amendment to Credit Agreement (the “Amendment”). The Amendment is being voluntarily disclosed on this Form 8-K, Item 8.01 at the option of Gentherm. Capitalized terms used in the summary description below of the material terms of the Amendment have the meanings given in the U.S. Credit Agreement. The Amendment increases the amount of permitted Indebtedness, and Guarantees of permitted Indebtedness, in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets from $750,000 to $3,000,000, subject to the limitations set forth in the U.S. Credit Agreement.

A copy of the Amendment is attached as Exhibit 10.1.6 to this Current Report on form 8-K, and the above description of the material terms of such document is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Section 9. Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Credit Agreement, dated as of March 30, 2011, by and among Amerigon Incorporated (now known as Gentherm Incorporated), Amerigon Europe GmbH (now known as Gentherm GmbH), the financial institutions which are now or which hereafter become a party thereto and Bank of America, N.A., as Swing Line Lender and L/C Issuer, and as administrative agent for the lenders (“Credit Agreement”). (1)

10.1.1	First Amendment to Credit Agreement, dated as of April 4, 2011. (2)

10.1.2	Second Amendment to Credit Agreement, dated as of August 12, 2011. (2)

10.1.3	Third Amendment to Credit Agreement, dated as of October 28, 2011. (2)

10.1.4	Fourth Amendment to Credit Agreement, dated as of March 12, 2012. (3)

10.1.5	Fifth Amendment to Credit Agreement, dated as of December 17, 2012. (4)

10.1.6	Sixth Amendment to Credit Agreement, dated as of August 12, 2013.*

(1)	Previously filed as an exhibit to the Company’s Current Report on Form 8 filed on March 31, 2011 and incorporated herein by reference.
(2)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed November 1, 2011 and incorporated herein by reference.
(3)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed April 4, 2012 and incorporated herein by reference.
(4)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed December 21, 2012 and incorporated herein by reference.
*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTHERM INCORPORATED

By:	/s/ Kenneth J. Phillips
Kenneth J. Phillips
Vice-President and General Counsel

Date: August 14, 2013

Exhibit Index

Exhibit Number	Description

10.1	Credit Agreement, dated as of March 30, 2011, by and among Amerigon Incorporated (now known as Gentherm Incorporated), Amerigon Europe GmbH (now known as Gentherm GmbH), the financial institutions which are now or which hereafter become a party thereto and Bank of America, N.A., as Swing Line Lender and L/C Issuer, and as administrative agent for the lenders (“Credit Agreement”). (1)

10.1.1	First Amendment to Credit Agreement, dated as of April 4, 2011. (2)

10.1.2	Second Amendment to Credit Agreement, dated as of August 12, 2011. (2)

10.1.3	Third Amendment to Credit Agreement, dated as of October 28, 2011. (2)

10.1.4	Fourth Amendment to Credit Agreement, dated as of March 12, 2012. (3)

10.1.5	Fifth Amendment to Credit Agreement, dated as of December 17, 2012. (4)

10.1.6	Sixth Amendment to Credit Agreement, dated as of August 12, 2013.*

(1)	Previously filed as an exhibit to the Company’s Current Report on Form 8 filed on March 31, 2011 and incorporated herein by reference.
(2)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed November 1, 2011 and incorporated herein by reference.
(3)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed April 4, 2012 and incorporated herein by reference.
(4)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed December 21, 2012 and incorporated herein by reference.
*	Filed herewith.